Exhibit 32.4

ESSEX PORTFOLIO, L.P.
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), I, Angela L. Kleiman, hereby certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “Form 10-Q”) of Essex Portfolio, L.P. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Essex Portfolio, L.P.

Date: October 24, 2019	/s/ Angela L. Kleiman
Angela L. Kleiman
Executive Vice President and Chief Financial Officer
Essex Property Trust, Inc., general partner of
Essex Portfolio, L.P.